Exhibit 99.1

Alto Ingredients, Inc. Reports Second Quarter 2023 Results

- Delivered net income, positive Adjusted EBITDA and positive operating cash flow, while making significant capital expenditures to support business transformation -

- Expects Positive Adjusted EBITDA in Q3 2023 -

Pekin, IL, August 7, 2023 – Alto Ingredients, Inc. (NASDAQ: ALTO), a leading producer and distributor of specialty alcohols and essential ingredients, reported its financial results for the quarter ended June 30, 2023.

“We continue to pursue opportunities to maximize value through capital investments and onboarding strategic partners that share our vision. Our strategy is coming to fruition,” said Bryon McGregor, President and CEO of Alto Ingredients. “In the second quarter of 2023, improved ethanol crush margins complemented by favorable economics from our high-quality alcohol and essential ingredients delivered strong profitability and positive operating cash flow. Based on current trends, we expect to post positive Adjusted EBITDA in the third quarter of 2023 as well.

“We have accelerated our investments in longer-term capital projects to produce more high-quality products, including grain neutral spirits, corn oil and high protein, as well as to improve plant efficiency and reliability. Looking ahead, we plan to advance our business transformation with a natural gas pipeline, biogas conversion, enhanced cogeneration capabilities, primary yeast and carbon capture and sequestration. We have $137 million  in cash and excess borrowing availability to support our business operations and near-term growth initiatives. For our longer-term projects, we continue to hold productive discussions with strategic partners, and we will judiciously finance capital needs for those projects, as appropriate. With these investments, we expect to increase annualized EBITDA incrementally by over $65 million by the end of 2025, with the completion of our near-term projects, and by approximately $125 million by the end of 2026, when our carbon capture and sequestration, cogeneration, and other long-term initiatives are fully realized.”

Financial Results for the Three Months Ended June 30, 2023 Compared to 2022

●	Net sales were $317.3 million, compared to $362.2 million.

●	Cost of goods sold was $300.1 million, compared to $353.3 million.

●	Gross profit was $17.2 million, compared to $8.8 million.

●	Selling, general and administrative expenses were $7.9 million, compared to $9.0 million.

●	Operating income was $9.3 million, compared to an operating loss of $152,000.

●	Net income available to common stockholders was $7.2 million, or $0.10 per diluted share, compared to $21.5 million, which included a $22.7 million USDA cash grant, or $0.29 per diluted share.

●	Adjusted EBITDA was $15.5 million, compared to $29.9 million, which included a $22.7 million USDA cash grant.

Cash and cash equivalents were $22.7 million at June 30, 2023, compared to $36.5 million at December 31, 2022. At June 30, 2023, the company’s borrowing availability included $49 million under its operating line of credit and $40 million under its term loan facility with an option to request up to an additional $25 million under the facility.

Financial Results for the Six Months Ended June 30, 2023 Compared to 2022

●	Net sales were $631.2 million, compared to $670.3 million.

●	Cost of goods sold was $617.2 million, compared to $656.7 million.

●	Gross profit was $14.0 million, compared to $13.6 million.

●	Selling, general and administrative expenses were $15.8 million, compared to $16.6 million.

●	Operating loss was $2.4 million, compared to $3.0 million.

●	Net loss available to common stockholders was $6.2 million, or $0.08 per diluted share, compared to net income available to common stockholders of $18.6 million, including the $22.7 million USDA cash grant, or $0.26 per diluted share.

●	Adjusted EBITDA was $11.0 million, compared to $34.3 million, including the aforementioned cash grant.

Second Quarter 2023 Results Conference Call

Management will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Monday, August 7, 2023, and will deliver prepared remarks via webcast followed by a question-and-answer session.

The webcast for the conference call can be accessed from Alto Ingredients’ website at www.altoingredients.com. Alternatively, to receive a number and unique PIN by email, register here. To dial directly twenty minutes prior to the scheduled call time, dial (833) 630-0017 domestically and (412) 317-1806 internationally. The webcast will be archived for replay on the Alto Ingredients website for one year. In addition, a telephonic replay will be available at 8:00 p.m. Eastern Time on Monday, August 7, 2023 through 8:00 p.m. Eastern Time on Monday, August 14, 2023. To access the replay, please dial 877-344-7529. International callers should dial 00-1 412-317-0088. The pass code will be 6298351.

Use of Non-GAAP Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles (“GAAP”) are useful measures of operations. The company defines Adjusted EBITDA as unaudited consolidated net income (loss) before interest expense, interest income, provision for income taxes, asset impairments, loss on extinguishment of debt, acquisition-related expense, fair value adjustments, and depreciation and amortization expense. A table is provided at the end of this release that provides a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss). Management provides this non-GAAP measure so that investors will have the same financial information that management uses, which may assist investors in properly assessing the company’s performance on a period-over-period basis. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool and you should not consider this measure in isolation or as a substitute for analysis of the company’s results as reported under GAAP.

About Alto Ingredients, Inc.

Alto Ingredients, Inc. (ALTO) is a leading producer and distributor of specialty alcohols and essential ingredients. The company is focused on products for four key markets: Health, Home & Beauty; Food & Beverage; Essential Ingredients; and Renewable Fuels. The company’s customers include major food and beverage companies and consumer products companies. For more information, please visit www.altoingredients.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements and information contained in this communication that refer to or include Alto Ingredients’ estimated or anticipated future results or other non-historical expressions of fact are forward-looking statements that reflect Alto Ingredients’ current perspective of existing trends and information as of the date of the communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements concerning Alto Ingredients’ plant improvement and other capital projects and other business initiatives and strategies, and their financing, costs, timing and effects, including, but not limited to, EBITDA and/or Adjusted EBITDA that Alto Ingredients’ expects to generate as a result of its projects, initiatives and strategies; estimates of EBITDA or Adjusted EBITDA and Alto Ingredients’ other plans, objectives, expectations and intentions. It is important to note that Alto Ingredients’ plans, objectives, expectations and intentions are not predictions of actual performance. Actual results may differ materially from Alto Ingredients’ current expectations depending upon a number of factors affecting Alto Ingredients’ business and plans. These factors include, among others, adverse economic and market conditions, including for fuel-grade ethanol, specialty alcohols and essential ingredients; export conditions and international demand for the company’s products; fluctuations in the price of and demand for oil and gasoline; raw material costs, including production input costs, such as corn and natural gas; and the cost, ability to fund, timing and effects of, including the financial and other results deriving from, Alto Ingredients’ plant improvement and other capital projects and other business initiatives and strategies. These factors also include, among others, the inherent uncertainty associated with financial and other projections; the anticipated size of the markets and continued demand for Alto Ingredients’ products; the impact of competitive products and pricing; the risks and uncertainties normally incident to the specialty alcohol production, marketing and distribution industries; changes in generally accepted accounting principles; successful compliance with governmental regulations applicable to Alto Ingredients’ facilities, products and/or businesses; changes in laws, regulations and governmental policies; the loss of key senior management or staff; and other events, factors and risks previously and from time to time disclosed in Alto Ingredients’ filings with the Securities and Exchange Commission including, specifically, those factors set forth in the “Risk Factors” section contained in Alto Ingredients’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 9, 2023.

Company IR and Media Contact:

Michael Kramer, Alto Ingredients, Inc., 916-403-2755, Investorrelations@altoingredients.com

IR Agency Contact:

Kirsten Chapman, LHA Investor Relations, 415-433-3777, Investorrelations@altoingredients.com

ALTO INGREDIENTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Net sales	$317,297	$362,189	$631,188	$670,307
Cost of goods sold	300,116	353,345	617,171	656,690
Gross profit	17,181	8,844	14,017	13,617
Selling, general and administrative expenses	7,911	8,996	15,793	16,625
Asset impairments	—	—	574	—
Income (loss) from operations	9,270	(152)	(2,350)	(3,008)
Interest expense, net	(1,734)	(319)	(3,299)	(519)
Income from cash grant	—	22,652	—	22,652
Other income (expense), net	59	(66)	78	388
Income (loss) before provision for income taxes	7,595	22,115	(5,571)	19,513
Provision for income taxes	—	—	—	—
Net income (loss)	$7,595	$22,115	$(5,571)	$19,513
Preferred stock dividends	$(315)	$(315)	$(627)	$(627)
Net income allocated to participating securities	(96)	(284)	—	(251)
Net income (loss) available to common stockholders	$7,184	$21,516	$(6,198)	$18,635
Net income (loss) per share, basic	$0.10	$0.29	$(0.08)	$0.26
Net income (loss) per share, diluted	$0.10	$0.29	$(0.08)	$0.26
Weighted-average shares outstanding, basic	73,394	72,936	73,603	71,690
Weighted-average shares outstanding, diluted	74,103	73,123	73,603	71,958

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value)

ASSETS	June 30, 2023	December 31, 2022

Current Assets:
Cash and cash equivalents	$22,739	$36,456
Restricted cash	2,351	13,069
Accounts receivable, net	63,367	68,655
Inventories	71,115	66,628
Derivative instruments	14,038	4,973
Other current assets	5,919	9,340
Total current assets	179,529	199,121
Property and equipment, net	246,693	239,069
Other Assets:
Right of use operating lease assets, net	24,433	18,937
Intangible assets, net	8,792	9,087
Goodwill	5,970	5,970
Other assets	5,993	6,137
Total other assets	45,188	40,131
Total Assets	$471,410	$478,321

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(unaudited, in thousands, except par value)

LIABILITIES AND STOCKHOLDERS’ EQUITY	June 30, 2023	December 31, 2022
Current Liabilities:
Accounts payable	$25,933	$28,115
Accrued liabilities	15,328	26,556
Current portion – operating leases	3,914	3,849
Derivative instruments	8,396	6,732
Other current liabilities	5,115	12,765
Total current liabilities	58,686	78,017

Long-term debt, net	82,082	68,356
Operating leases, net of current portion	21,058	15,062
Other liabilities	8,791	8,797
Total Liabilities	170,617	170,232

Stockholders’ Equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; Series A: no shares issued and outstanding as of June 30, 2023 and December 31, 2022 Series B: 927 shares issued and outstanding as of June 30, 2023 and December 31, 2022	1	1
Common stock, $0.001 par value; 300,000 shares authorized; 75,923 and 75,154 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	76	75
Non-voting common stock, $0.001 par value; 3,553 shares authorized; 1 share issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Additional paid-in capital	1,039,735	1,040,834
Accumulated other comprehensive income	1,822	1,822
Accumulated deficit	(740,841)	(734,643)
Total Stockholders’ Equity	300,793	308,089
Total Liabilities and Stockholders’ Equity	$471,410	$478,321

Reconciliation of Adjusted EBITDA to Net Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands) (unaudited)	2023	2022	2023	2022
Net income (loss)	$7,595	$22,115	$(5,571)	$19,513
Adjustments:
Interest expense	1,734	319	3,299	519
Interest income	(190)	(145)	(411)	(303)
Asset impairments	—	—	574	—
Acquisition-related expense	700	875	1,400	1,750
Depreciation and amortization expense	5,681	6,728	11,735	12,861
Total adjustments	7,925	7,777	16,597	14,827
Adjusted EBITDA	$15,520	$29,892	$11,026	$34,340

Commodity Price Performance

	Three Months Ended June 30,		Six Months Ended June 30,
(unaudited)	2023	2022	2023	2022
Renewable fuel production gallons sold (in millions)	51.2	51.3	94.5	100.4
Specialty alcohol production gallons sold (in millions)	16.6	25.8	38.0	49.1
Third party renewable fuel gallons sold (in millions)	26.6	30.0	60.4	60.8
Total gallons sold (in millions)	94.4	107.1	192.9	210.3

Total gallons produced (in millions)	70.5	77.0	131.1	151.3
Production capacity utilization	81%	88%	76%	85%

Average sales price per gallon	$2.63	$2.84	$2.53	$2.65

Average CBOT ethanol price per gallon	$2.46	$2.73	$2.33	$2.50

Corn cost per bushel – CBOT equivalent	$6.52	$7.46	$6.56	$6.84
Average basis	0.80	0.69	0.63	0.66
Delivered corn cost	$7.32	$8.15	$7.19	$7.50

Total essential ingredients tons sold (in thousands)	364.1	414.1	663.4	812.9
Essential ingredients return % (1)	37.6%	32.7%	38.6%	34.6%

(1)	Essential ingredients revenue as a percentage of delivered cost of corn.

Segment Financials

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net Sales

Pekin Campus, recorded as gross:
Alcohol sales	$127,694	$143,768	$260,075	$259,818
Essential ingredient sales	53,954	59,853	117,585	115,133
Intersegment sales	444	269	757	525
Total Pekin Campus sales	182,092	203,890	378,417	375,476

Marketing and distribution:
Alcohol sales, gross	$72,589	$63,558	$156,936	$117,484
Alcohol sales, net	104	317	218	668
Intersegment sales	2,499	3,242	5,342	6,239
Total marketing and distribution sales	75,192	67,117	162,496	124,391

Other production, recorded as gross:
Alcohol sales	$44,384	$67,184	$65,316	$126,991
Essential ingredient sales	14,421	23,372	22,773	42,309
Intersegment sales	62	—	62	12
Total Other production sales	58,867	90,556	88,151	169,312

Corporate and other	4,151	4,137	8,285	7,904
Intersegment eliminations	(3,005)	(3,511)	(6,161)	(6,776)
Net sales as reported	$317,297	$362,189	$631,188	$670,307
Cost of goods sold:
Pekin Campus	$168,419	$195,691	$366,596	$364,573
Marketing and distribution	71,746	63,796	154,871	118,510
Other production	57,834	91,606	91,815	169,851
Corporate and other	3,414	3,197	5,786	6,070
Intersegment eliminations	(1,297)	(945)	(1,897)	(2,314)
Cost of goods sold as reported	$300,116	$353,345	$617,171	$656,690
Gross profit:
Pekin Campus	$13,673	$8,199	$11,821	$10,903
Marketing and distribution	3,446	3,321	7,625	5,881
Other production	1,033	(1,050)	(3,664)	(539)
Corporate and other	737	940	2,499	1,834
Intersegment eliminations	(1,708)	(2,566)	(4,264)	(4,462)
Gross profit as reported	$17,181	$8,844	$14,017	$13,617

####